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                                                                 EXHIBIT 21.1
                              FLOWSERVE CORPORATION
                              LIST OF SUBSIDIARIES


                NAME OF SUBSIDIARY                       JURISDICTION OF INCORPORATION          PERCENTAGE OWNED
                ------------------                       -----------------------------          ----------------
Byron Jackson Argentina I.C.S.A.                                   Argentina                          100%
Durametallic Argentina S.A.                                        Argentina                          100%
Durametallic Corporation Australia Pty. Ltd.                       Australia                          100%
Valtek Australia Pty. Ltd.                                         Australia                          100%
BW/IP Pacific Dichtungstechnik Gesellschaft MbH                     Austria                           100%
BW/IP International (Barbados), Ltd.                               Barbados                           100%
BW/IP International S.A.                                            Belgium                           100%
Durametallic Europe N.V.                                            Belgium                           100%
Durco Europe Coordinator Center                                     Belgium                           100%
S.A. Durco Europe N.V.                                              Belgium                           100%
Durametallic do Brazil                                              Brazil                            100%
BW/IP International Ltd.                                            Canada                            100%
Durametallic Canada Inc.                                            Canada                            100%
Duriron Canada Inc.                                                 Canada                            100%
Valtek Controls Ltd.                                                Canada                            100%
Automax S.A.R.L.                                                    France                            100%
BW/IP International S.A.R.L.                                        France                            100%
Durco France S.A.R.L.                                               France                            100%
Sereg Vannes S.A.                                                   France                            100%
BW/IP International GmbH                                            Germany                           100%
BW/IP Pacific Weitz Verwaltungs GmbH                                Germany                           100%
BW/IP Pacific Weitz GmbH & Co. KG                                   Germany                           100%
Durametallic GmbH                                                   Germany                           100%
Durco GmbH                                                          Germany                           100%
Kammer Ventile GmbH                                                 Germany                           100%
Durco-Microfinish Private Limited                                    India                             76%
Valtek International Private Limited                                 India                             95%
Durametallic (India) Ltd.                                            India                             40%
PT BW Mechanical Seals Indonesia                                   Indonesia                           75%
Durco Ireland Ltd.                                                  Ireland                           100%
Automax S.r.l.                                                       Italy                            100%


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
                NAME OF SUBSIDIARY                       JURISDICTION OF INCORPORATION          PERCENTAGE OWNED
                ------------------                       -----------------------------          ----------------
BW/IP International S.r.l.                                           Italy                            100%
Durco Italia S.r.l.                                                  Italy                            100%
Byron Jackson K.K.                                                   Japan                            100%
BW Mechanical Seals K.K.                                             Japan                            100%
Ebara-ByronJackson K.K.                                              Japan                             50%
Korea Seal Master Co., Ltd.                                          Korea                             40%
Durametallic Malaysia Sdn. Bhd.                                    Malaysia                            40%
BW Mechanical Seals (Malaysia) Sdn. Bhd.                           Malaysia                            70%
Duriron (Mauritius) Corporation                                    Mauritius                          100%
Bombas y Refacciones Saimsa, S.A. de C.V.                           Mexico                            100%
Byron Jackson Co., S.A. de C.V.                                     Mexico                            100%
Durametallic Mexicana S.A. de C.V.                                  Mexico                            100%
BW/IP International B.V.                                          Netherlands                         100%
BW/IP Services B.V.                                               Netherlands                         100%
Durco B.V.                                                        Netherlands                         100%
Durametallic Pty. Ltd.                                            New Zealand                         100%
BW Abahsain Seal Company Limited.                                Saudi Arabia                          60%
Arabian Seals Co. Ltd.                                           Saudi Arabia                          60%
BW Mechanical Seals (S.E.A.) Pte. Ltd.                             Singapore                          100%
Durametallic Asia Pte. Ltd.                                        Singapore                           51%
Durco Valtek Asia Pacific Pte. Ltd.                                Singapore                          100%
BW/IP International S.A.                                             Spain                            100%
Durco Valtek S.A.                                                    Spain                            100%
BW/IP Pacific Weitz Dichtungstechnik AG                           Switzerland                         100%
Kammer Vannes S.A.                                                Switzerland                         100%
BW/IP - Siam Co., Ltd.                                             Thailand                            60%
Automax Ltd.                                                    United Kingdom                        100%
BW/IP International Limited                                     United Kingdom                        100%
Durco Process Equipment Ltd.                                    United Kingdom                        100%
Automax Inc.                                                      U.S. - Ohio                         100%
BW/IP International, Inc.                                       U.S. - Delaware                       100%
BW/IP International (GP), Inc.                                 U.S. - California                      100%
BW/IP International (IP), Inc.                                 U.S. - California                      100%
BW/IP International of Texas L.L.P.                              U.S. - Texas                         100%
BW/IP New Mexico, Inc.                                         U.S. - New Mexico                      100%

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
                NAME OF SUBSIDIARY                       JURISDICTION OF INCORPORATION          PERCENTAGE OWNED
                ------------------                       -----------------------------          ----------------
Davco Equipment Inc.                                              U.S. - Ohio                         100%
Durametallic Corporation                                        U.S. - Michigan                       100%
Durametallic Australia Holding Company                          U.S. - Michigan                       100%
Durametallic Europe Holding Company                             U.S. - Michigan                       100%
Flowserve Holdings, Inc.                                        U.S. - Delaware                       100%
Flowserve Management Company                                    U.S. - Delaware                       100%
(Business Trust)
Valtek Incorporated                                               U.S. - Utah                         100%
Durametallic                                                        Uruguay                           100%
BW/IP de Venezuela S.A.                                            Venezuela                          100%
Duriron Foreign Sales Corporation                               Virgin Islands                        100%




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